EXHIBIT 10.1

FIRST AMENDMENT TO 12.0% CONVERTIBLE PROMISSORY NOTE

This First Amendment to 12.0% Convertible Promissory Note (the “First Amendment”) is made and entered into effective as of the last day of execution by the parties hereto (the “Effective Date”) by and between MIDWEST ENERGY EMISSIONS CORP., a Delaware corporation (the “Company”), and ____________________ (the “Holder”).

A. On ______________, the Company issued to the Holder a 12.0% Convertible Promissory Note, No. MEEC-CN-2012-________, in the aggregate principal amount of $________________ (hereinafter, as amended, the “Note”; all capitalized terms used in this First Amendment which are not defined herein, but which are defined in the Note, shall have the respective meanings ascribed thereto in the Note).

B. The parties desire to amend the Note as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. The Maturity Date of the Note, set forth in the first sentence of the second paragraph of the Note, is hereby extended by one (1) year and shall occur on __________________.

2. The Conversion Price of the Note, set forth in Section 3(a) of the Note, is hereby reduced from $1.00 to $0.50 USD per Unit, provided the Conversion Notice and accompanying documents set forth in Section 3(a) of the Note are received by the Company within forty-five (45) days from the Effective Date hereof.  Thereafter, the Conversion Price shall be $0.75 USD per Unit.

3. The exercise price of the Warrant included in the Units to be issued upon conversion of the Note as set forth in Section 3(a) of the Note shall be reduced from $1.25 to $1.00 USD per share.

4. Except as otherwise provided in this First Amendment, all of the terms, covenants and conditions of the Note shall remain in full force and effect.

5. All references to the term “Note” in the Note shall be deemed to refer to the Note, as modified by this First Amendment.

6. This First Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Delivery by facsimile or other electronic means of an executed counterpart hereof shall have the same force and effect as delivery of an originally executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the dates indicated below.

	The Company:	The Holder:

	MIDWEST ENERGY EMISSIONS CORP.	[NAME OF HOLDER]

By:
Name:		Signature and Title (if applicable)
Title:
Dated:	_____________________, 2015	Dated: _____________________, 2015